SCHEDULE 13G

ISSUER: dj Orthopedics, Inc.                             CUSIP No.: 23325G 10 4


                                  EXHIBIT 2(b)

                             JOINT FILING AGREEMENT


         The undersigned acknowledge and agree that the foregoing statement on
Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is accurate.

Dated this 14th day of February, 2002.



                            J.P. MORGAN PARTNERS (23A SBIC), LLC

                            By:  J.P. Morgan Partners (23A SBIC Manager), Inc.

                            By:      /s/ Mitchell J. Blutt, M.D.
                                     -----------------------------------
                                       Mitchell J. Blutt, M.D.
                                       Executive Vice President


                            Date:    February 14, 2002


                            J.P. MORGAN DJ PARTNERS, LLC

                            By: J.P. Morgan Fairfield Partners, LLC, its Managing Member

                            By:      /s/ Charles T. Orsatti
                                     ------------------------------------------
                                     Charles T. Orsatti
                                     Managing Member

                            Date:    February 14, 2002


SEC 1745 (3-98)                Page 8 of 17 Pages

                                  SCHEDULE 13G

ISSUER: dj Orthopedics, Inc.                             CUSIP No.: 23325G 10 4



                                                                      SCHEDULE A

                  J.P. MORGAN PARTNERS (SBIC 23A MANAGER), INC.

                              EXECUTIVE OFFICERS(1)
                               ------------------

President                                                     Jeffrey C. Walker*
Executive Vice President                                      Mitchell J. Blutt, M.D.*
Executive Vice President                                      Arnold L. Chavkin*
Executive Vice President                                      John M.B. O'Connor*
Managing Director                                             Dr. Dana Beth Ardi*
Managing Director                                             John R. Baron*
Managing Director                                             Christopher C. Behrens*
Managing Director                                             David S. Britts*
Managing Director                                             Julie Casella-Esposito*
Managing Director                                             Jerome Colonna*
Managing Director                                             Rodney A. Ferguson*
Managing Director                                             David L. Ferguson*
Managing Director                                             David Gilbert*
Managing Director                                             Eric A. Green*
Managing Director                                             Michael R. Hannon*
Managing Director                                             Donald J. Hofmann, Jr.*
Managing Director                                             W. Brett Ingersoll*
Managing Director                                             Alfredo Irigoin*
Managing Director                                             Andrew Kahn*
Managing Director                                             Jonathan R. Lynch*
Managing Director                                             Thomas G. Mendell*
Managing Director                                             Stephen P. Murray*
Managing Director                                             Timothy Purcell*
Managing Director                                             Faith Rosenfeld*
Managing Director                                             Robert R. Ruggiero, Jr.*
Managing Director                                             Susan L. Segal*
Managing Director                                             Kelly Shackelford*
Managing Director                                             Shahan D. Soghikian*
Managing Director                                             Patrick J. Sullivan*
Managing Director                                             Timothy J. Walsh*
Managing Director                                             Richard D. Waters, Jr.*
Managing Director                                             Damion E. Wicker, M.D.*
Managing Director                                             Eric R. Wilkinson*
Senior Vice President                                         Marcia Bateson*
Senior Vice President and Assistant Secretary                 Mounir Nahas*
Senior Vice President and Assistant Secretary                 Stephen Skoczylas*
Senior Vice President, Treasurer and Assistant Secretary      Elisa R. Stein*


-----------
(1) Each of whom is a United States citizen except for Messrs. Britts, Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

SEC 1745 (3-98)                     Page 9 of 17 Pages

                                  SCHEDULE 13G

ISSUER: dj Orthopedics, Inc.                            CUSIP NO.: 23325G 10 4

Vice President and Assistant Secretary                        Jeffrey Glatt*
Vice President and Assistant Secretary                        Puneet Gulati*
Vice President and Assistant Secretary                        Sandra King*
Vice President and Assistant Secretary                        Scott Kraemer*
Secretary                                                     Anthony J. Horan**
Assistant Secretary                                           Robert C. Caroll**
Assistant Secretary                                           Denise G. Connors**


SEC 1745 (3-98)                 Page 10 of 17 Pages

                                  SCHEDULE 13G

ISSUER: dj Orthopedics, Inc.                             CUSIP No.: 23325G 10 4

                                  DIRECTORS(1)
                                  ------------
                               Jeffrey C. Walker*





-----------
(1) Each of whom is a United States citizen except for Messrs. Britts, Irigoin, and Soghikian.

* Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

** Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.



SEC 1745 (3-98)                 Page 11 of 17 Pages

                                  SCHEDULE 13G

ISSUER: dj Orthopedics, Inc.                             CUSIP No.: 23325G 10 4

                                                                      SCHEDULE B
                                                                      ----------
                            THE CHASE MANHATTAN BANK
                            ------------------------

                               EXECUTIVE OFFICERS(1)
                               ---------------------

  Chairman of the Board and Chief Executive Officer                          William B. Harrison Jr.*
  Vice Chairman; Co-Chief Executive Officer, Investment Bank                 Geoffrey T. Boisi *
  Vice Chairman; Head of Retail and Middle Market, Financial Services and    David A. Coulter*
        Management and Private Banking
  Director of Human Resources                                                John J. Farrell*
  Vice Chairman; Chairman, Investment Bank                                   Walter A. Gubert*
  Vice Chairman                                                              Thomas B. Ketchum*
  Director of Corporate Marketing and Communications                         Frederick W. Hill*
  Vice Chairman; Co-Chief Executive Officer, Investment Bank                 Donald H. Layton*
  Vice Chairman                                                              James B. Lee Jr. *
  General Counsel                                                            William H. McDavid*
  Vice Chairman; Head of Finance, Risk Management and Administration         Marc J. Shapiro*
  Vice Chairman                                                              Jeffrey C. Walker**
  Executive Vice President; General Auditor                                  William J. Moran*
  Chief Financial Officer                                                    Dina Dublon*
  Executive Vice President; Head of Market Risk Management                   Lesley Daniels Webster*
  Managing Director; Corporate Treasurer                                     David B. Edelson*
  Managing Director; Head of Credit Risk Policy                              Suzanne Hammett*
  Corporate Secretary                                                        Anthony James Horan*
  Senior Vice President; Chief Compliance Officer                            Gregory S. Meredith*
  Controller                                                                 Joseph L. Scalfani*
  Assistant Corporate Secretary                                              James C. Berry*



-----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.




SEC 1745 (3-98)                 Page 12 of 17 Pages

                                  SCHEDULE 13G

ISSUER: dj Orthopedics, Inc.                             CUSIP No.: 23325G 10 4


                                   DIRECTORS(1)
                                   ------------

                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                           BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
Hans W. Becherer               Retired Chairman of the Board and
                               Chief Executive Officer
                               Deere & Company
                               One John Deere Place
                               Moline, IL 61265
--------------------------------------------------------------------------------
Riley P. Bechtel               Chairman and Chief Executive Officer
                               Bechtel Group, Inc.
                               P.O. Box 193965
                               San Francisco, CA 94119-3965
--------------------------------------------------------------------------------
Frank A. Bennack, Jr.          President and Chief Executive Officer
                               The Hearst Corporation
                               959 Eighth Avenue
                               New York, New York  10019
--------------------------------------------------------------------------------
Lawrence A. Bossidy            Chairman of the Board
                               Honeywell International
                               P.O. Box 3000
                               Morristown, NJ 07962-2245
--------------------------------------------------------------------------------
M. Anthony Burns               Chairman of the Board
                               Ryder System, Inc.
                               3600 N.W. 82nd Avenue
                               Miami, Florida  33166
--------------------------------------------------------------------------------
H. Laurence Fuller             Retired Co-Chairman
                               BP Amoco p.l.c.
                               1111 Warrenville Road, Suite 25
                               Chicago, Illinois  60563
--------------------------------------------------------------------------------
Ellen V. Futter                President and Trustee
                               American Museum of Natural History
                               Central Park West at 79th Street
                               New York, NY 10024
--------------------------------------------------------------------------------
William H. Gray, III           President and Chief Executive Officer
                               The College Fund/UNCF
                               9860 Willow Oaks Corporate Drive
                               P.O. Box 10444
                               Fairfax, Virginia  22031
--------------------------------------------------------------------------------
William B. Harrison, Jr.       Chairman of the Board and Chief Executive Officer
                               J.P. Morgan Chase & Co.
                               270 Park Avenue, 8th Floor
                               New York, New York  10017-2070
--------------------------------------------------------------------------------
Helene L. Kaplan               Of Counsel
                               Skadden, Arps, Slate, Meagher & Flom LLP
                               Four Times Square
                               New York, New York  10036
--------------------------------------------------------------------------------


SEC 1745 (3-98)                 Page 13 of 17 Pages

                                  SCHEDULE 13G

ISSUER: dj Orthopedics, Inc.                             CUSIP No.: 23325G 10 4



                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                           BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
Lee R. Raymond                 Chairman of the Board and Chief Executive Officer
                               Exxon Mobil Corporation
                               5959 Las Colinas Boulevard
                               Irving, TX 75039-2298
--------------------------------------------------------------------------------
John R. Stafford               Chairman of the Board
                               American Home Products Corporation
                               5 Giralda Farms
                               Madison, New Jersey  07940
--------------------------------------------------------------------------------
Lloyd D. Ward                  Chief Executive Officer
                               U.S. Olympic Committee
                               One Olympic Plaza
                               Colorado Springs, CO  80909
--------------------------------------------------------------------------------
Marina v.N. Whitman            Professor of Business Administration and
                               Public Policy
                               The University of Michigan
                               School of Public Policy
                               411 Lorch Hall, 611 Tappan Street
                               Ann Arbor, MI 48109-1220
--------------------------------------------------------------------------------


                               Page 14 of 17 Pages

                                  SCHEDULE 13G

ISSUER: dj Orthopedics, Inc.                             CUSIP No.: 23325G 10 4

                                                                      SCHEDULE C
                                                                      ----------

                             J.P. MORGAN CHASE & CO.
                             -----------------------

                               EXECUTIVE OFFICERS(1)
                               ---------------------

Chairman of the Board and Chief Executive Officer                        William B. Harrison Jr.*
Vice Chairman; Co-Chief Executive Officer, Investment Bank               Geoffrey T. Boisi*
Vice Chairman; Head of Retail and Middle Market, Financial Services      David A. Coulter*
      and Management and Private Banking
Director of Human Resources                                              John J. Farrell*
Vice Chairman; Chairman, Investment Bank                                 Walter A. Gubert*
Vice Chairman                                                            Thomas B. Ketchum*
Director of Corporate Marketing and Communications                       Frederick W. Hill*
Vice Chairman; Co-Chief Executive Officer, Investment Bank               Donald H. Layton*
Vice Chairman                                                            James B. Lee Jr. *
General Counsel                                                          William H. McDavid*
Vice Chairman; Head of Finance, Risk Management and Administration       Marc J. Shapiro*
Vice Chairman                                                            Jeffrey C. Walker**
Executive Vice President; General Auditor                                William J. Moran*
Chief Financial Officer                                                  Dina Dublon*
Executive Vice President; Head of Market Risk Management                 Lesley Daniels Webster*
Managing Director; Corporate Treasurer                                   David B. Edelson*
Managing Director; Head of Credit Risk Policy                            Suzanne Hammett*
Corporate Secretary                                                      Anthony James Horan*
Senior Vice President; Chief Compliance Officer                          Gregory S. Meredith*
Controller                                                               Joseph L. Scalfani*
Assistant Corporate Secretary                                            James C. Berry*




-----------
(1)  Each of whom is a United States citizen.

* Principal occupation is employee or officer of J.P. Morgan Chase & Co. Business address is c/o J.P. Morgan Chase & Co., 270 Park Avenue, New York, New York 10017.

** Principal occupation is employee and/or officer of J.P. Morgan Partners, LLC. Business address is c/o J.P. Morgan Partners, LLC, 1221 Avenue of the Americas, New York, New York 10020.

                               Page 15 of 17 Pages

                                  SCHEDULE 13G

ISSUER: dj Orthopedics, Inc.                             CUSIP No.: 23325G 10 4


                                   DIRECTORS(1)
                                   ------------

                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                           BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------
Hans W. Becherer              Retired Chairman of the Board and
                              Chief Executive Officer
                              Deere & Company
                              One John Deere Place
                              Moline, IL 61265
-------------------------------------------------------------------------------
Riley P. Bechtel              Chairman and Chief Executive Officer
                              Bechtel Group, Inc.
                              P.O. Box 193965
                              San Francisco, CA 94119-3965
-------------------------------------------------------------------------------
Frank A. Bennack, Jr.         President and Chief Executive Officer
                              The Hearst Corporation
                              959 Eighth Avenue
                              New York, New York  10019
-------------------------------------------------------------------------------
Lawrence A. Bossidy           Chairman of the Board
                              Honeywell International
                              P.O. Box 3000
                              Morristown, NJ 07962-2245
-------------------------------------------------------------------------------
M. Anthony Burns              Chairman of the Board
                              Ryder System, Inc.
                              3600 N.W. 82nd Avenue
                              Miami, Florida  33166
-------------------------------------------------------------------------------
H. Laurence Fuller            Retired Co-Chairman
                              BP Amoco p.l.c.
                              1111 Warrenville Road, Suite 25
                              Chicago, Illinois  60563
-------------------------------------------------------------------------------
Ellen V. Futter               President and Trustee
                              American Museum of Natural History
                              Central Park West at 79th Street
                              New York, NY 10024
-------------------------------------------------------------------------------
William H. Gray, III          President and Chief Executive Officer
                              The College Fund/UNCF
                              9860 Willow Oaks Corporate Drive
                              P.O. Box 10444
                              Fairfax, Virginia  22031
-------------------------------------------------------------------------------
William B. Harrison, Jr.      Chairman of the Board and Chief
                              Executive Officer
                              J.P. Morgan Chase & Co.
                              270 Park Avenue, 8th Floor
                              New York, New York  10017-2070
-------------------------------------------------------------------------------
Helene L. Kaplan              Of Counsel
                              Skadden, Arps, Slate, Meagher & Flom LLP
                              Four Times Square
                              New York, New York  10036
-------------------------------------------------------------------------------


SEC 1745 (3-98)               Page 16 of 17 Pages

                                  SCHEDULE 13G

ISSUER: dj Orthopedics, Inc.                             CUSIP No.: 23325G 10 4



                               PRINCIPAL OCCUPATION OR EMPLOYMENT;
NAME                           BUSINESS OR RESIDENCE ADDRESS
--------------------------------------------------------------------------------


Lee R. Raymond                Chairman of the Board and Chief Executive Officer
                              Exxon Mobil Corporation
                              5959 Las Colinas Boulevard
                              Irving, TX 75039-2298
-------------------------------------------------------------------------------
John R. Stafford              Chairman of the Board
                              American Home Products Corporation
                              5 Giralda Farms
                              Madison, New Jersey  07940
-------------------------------------------------------------------------------
Lloyd D. Ward                 Chief Executive Officer
                              U.S. Olympic Committee
                              One Olympic Plaza
                              Colorado Springs, CO  80909
-------------------------------------------------------------------------------
Marina v.N. Whitman           Professor of Business Administration and
                              Public Policy
                              The University of Michigan
                              School of Public Policy
                              411 Lorch Hall, 611 Tappan Street
                              Ann Arbor, MI 48109-1220
-------------------------------------------------------------------------------

SEC 1745 (3-98)               Page 17 of 17 Pages